United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

CINGULAR WIRELESS LLC

(Exact name of registrant as specified in its charter)

Delaware	1-31673	74-2955068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 Glenridge Connector, Atlanta, Georgia 30342
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404)236-7895

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(1)	On June 24, 2005, Cingular Wireless Corporation (“CWC”), the Manager of Cingular Wireless LLC (the “Company”) entered into a retention agreement (the “Agreement”) with William Hague (“Hague”), Executive Vice President – International for CWC. The most significant provisions of the Agreement are:

•	The Agreement supercedes his rights under the Severance Plan of AT&T Wireless Services, Inc. and provides for his employment and compensation by the Company until January 1, 2008;

•	Hague’s compensation shall consist of:

–	$250,000 cash signing bonus;

–	Grant of 18,729 BellSouth Corporation (“BellSouth”) and 19,697 SBC Communications Inc. (“SBC”) restricted stock units (having an aggregate value of approximately $975,000 under the Cingular Wireless Long Term Compensation Plan (the “Plan”), with approximately one-fourth of such units to vest and be paid in cash (based on the closing stock prices of BellSouth and SBC common stocks) on January 1, 2006 and 2007 and approximately one-half to vest and be likewise paid on January 1, 2008, subject to Hague’s continued employment with the Company, except in the case of his death or disability (as defined), in which case the unvested units will immediately vest and be likewise paid;

–	Initial base salary of $300,322;

–	Annual short-term bonus target of 55% of current base salary;

–	Annual long-term incentive compensation target of $800,000;

•	If Hague resigns during the period beginning on January 1, 2006 and ending on February 28, 2006 or if the Company terminates him other than for cause or because of disability (both as defined), he shall receive a severance payment equal to:

–	If prior to October 26, 2006, 2.5 times the sum of his base salary plus his short-term bonus target, offset by amounts paid to him in respect to his cash signing bonus and vested restricted stock units; or

–	If thereafter and before January 1, 2008, an amount equal to the sum of his base salary plus his short-term bonus target.

(2)	Effective June 28, 2005, the Company and our two owners, SBC Communications Inc. and BellSouth Corporation, amended our revolving credit agreement dated as of August 1, 2004 (the “Agreement”) to extend the termination date of the Agreement to July 31, 2007. All other terms of the Agreement remain substantially identical.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibit – The following exhibits are furnished as a part of this report:

Exhibit Number	Exhibit Description
99.1	Retention Agreement Between William Hague and Cingular Wireless Corporation.

99.2	Amended and Restated Revolving Credit Agreement By and Among BellSouth Corporation, SBC Communications Inc. and Cingular Wireless LLC Dated as of June 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULAR WIRELESS LLC

Date: June 30, 2005	By:	/s/ Peter A. Ritcher

Peter A. Ritcher Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Number	Title
99.1	Retention Agreement Between William Hague and Cingular Wireless Corporation.

99.2	Amended and Restated Revolving Credit Agreement By and Among BellSouth Corporation, SBC Communications Inc. and Cingular Wireless LLC Dated as of June 28, 2005.